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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 2001


                           GUNTHER INTERNATIONAL, LTD.
             (Exact name of Registrant as specified in its charter)


DELAWARE                      0-22994                        51-0223195
(State or other        (Commission File Number)            (IRS Employer
jurisdiction of                                             Identification
incorporation)                                                 Number)


One Winnenden Road, Norwich, Connecticut                     06360-1570
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:         (860) 823-1427

                                       N/A
          (Former name or former address, if changed since last report)


                           This is Page 1 of 15 pages.

                         The Exhibit Index is on Page 5.
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Item 5.  Other Events

         Gunther International, Ltd. (the "Company") is filing this current report on Form 8-K to report on two recent events, as discussed below.

         Forbearance Letter Received from Gunther Partners, LLC

         On September 25, 2001, the Company received a letter from Gunther Partners, LLC regarding the deferral of payments of principal and interest under certain debt securities issued by the Company to Gunther Partners, LLC in 1998. A copy of this letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         SEC Acceptance of the Company's Offer of Settlement

         On September 25, 2001, the U.S. Securities and Exchange Commission (the ("Commission") accepted an Offer of Settlement submitted by the Company in connection with an informal investigation conducted by the Division of Enforcement of the Commission with regard to the circumstances surrounding the Company's restatement of its fiscal year 1998 and 1997 financial statements. The Commission also gave its final approval to the issuance of an Order Instituting Public Administrative Proceedings Against the Company Pursuant to Section 21C of the Securities Exchange Act of 1934, Making Findings and Imposing a Cease and Desist Order (the "Order").

         In the Order, the Commission found that the Company violated Section 13(a) of the Securities Exchange Act of 1934 (the "Exchange Act") which pertains generally to the preparation and filing of accurate financial reports. In addition, the Commission found that the Company violated provisions of the Exchange Act pertaining to the maintenance of adequate books and records and the maintenance of adequate internal accounting controls.

         The Company agreed, without admitting or denying the Commission's findings, to the Commission's Order to cease and desist from committing or causing violations of Sections 13(a), 13(b)(2)(A), and 13(b)(2)(B) of the Exchange Act. A copy of the Order is attached hereto as Exhibit 99.2 and is incorporated herein by reference.


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Item 7.           Financial Statements and Exhibits

         (c)      Exhibits.

                  Exhibit No.       Exhibit

                  99.1 Letter of Gunther Partners, LLC to the Company dated September 25, 2001.

                  99.2 In the Matter of Gunther International, Ltd., Order Instituting Public Administrative Proceedings Pursuant to Section 21C of the Securities Exchange Act of 1934, Making Findings and Imposing a Cease and Desist Order, Exchange Act Release No. 44842, dated September 25, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GUNTHER INTERNATIONAL, LTD.



Date: September 26, 2001             By: /s/ Michael M. Vehlies
                                         _______________________________________
                                     Name: Michael M. Vehlies
                                     Title:Senior Vice President and Chief
                                           Financial Officer




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                                  EXHIBIT INDEX

        Exhibit No.                Description                                   Page No.



            99.1           Letter of Gunther Partners, LLC to the Company dated
                           September 25, 2001.                                     6

            99.2           In the Matter of Gunther International, Ltd., Order
                           Instituting Public Administrative Proceedings
                           Pursuant to Section 21C of the Securities Exchange
                           Act of 1934, Making Findings and Imposing a Cease and
                           Desist Order, Exchange Act Release No. 44842, dated
                           September 25, 2001.                                      7


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